SUPPLEMENT DATED JUNE 10, 2026 TO THE:
Invesco Exchange-Traded Fund Trust
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
DATED February 18, 2026, OF:
Invesco Financial Preferred ETF (PGF)
INVESCO EXCHANGE-TRADED FUND TRUST II
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
DATED December 19, 2025, OF:
Invesco Preferred ETF (PGX)
Invesco Variable Rate Preferred ETF (VRP)
(collectively, the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Effective July 1, 2026, Gregory Meisenger will no longer serve as a Portfolio Manager of the Funds. Accordingly, on that date, all information and references related to Mr. Meisenger will be removed from the Funds’ Summary and Statutory Prospectuses and Statements of Additional Information (“SAIs”).
In addition, effective on that date, the Funds’ Summary and Statutory Prospectuses and SAIs are revised as described below.
1.
The following information is added to the table appearing under the “Portfolio Managers” section of the Summary Prospectuses and the “Summary Information – Portfolio Managers” section of the Statutory Prospectuses:
Name	Title with Adviser/Trust	Date Began Managing the Fund
Tom Boksa	Portfolio Manager of the Adviser	July 2026
2.
The following replaces the third sentence in the “Management of the Fund – Portfolio Managers” section of the Statutory Prospectuses:
In this regard, Peter Hubbard, Tom Boksa, Gary Jones and Richard Ose (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
3.
The following bullet is added below the third paragraph in the “Management of the Fund – Portfolio Managers” section of the Statutory Prospectuses:
●
Tom Boksa, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since July 2026. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2019 and has been associated with the Adviser since 2013.
4.
Tom Boksa is added to the list of portfolio managers in the third sentence of the section titled “Management – Portfolio Managers” of the SAIs.
5.
The following disclosure is added to the section titled “Management – Portfolio Managers” of the SAIs:
As of April 30, 2026, Mr. Boksa managed 8 registered investment companies with approximately $3 billion in assets, 12 other pooled investment vehicles with approximately $5.5 billion in assets and 3 other accounts with approximately $2.2 billion in assets.

6.
The following disclosure is added to the section titled “Management – Portfolio Holdings” of the Invesco Exchange-Traded Fund Trust SAI:
As of April 30, 2026, Mr. Boksa did not beneficially own any shares of Invesco Financial Preferred ETF.
7.
The following disclosure replaces the information regarding Mr. Boksa in the section titled “Management – Portfolio Holdings” of the Invesco Exchange-Traded Fund Trust II SAI:
The dollar range of equity securities beneficially owned by Mr. Boksa in the Fund(s) he manages as of April 30, 2026, is shown below.
Tom Boksa	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Preferred ETF		X
Invesco Variable Rate Preferred ETF		X
P-TRUST I II-SUMSTATSAI-SUP 061026